UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 6 Executive Drive Collinsville, Illinois 62234 (618) 343-8039	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company d/b/a Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company d/b/a Ameren Illinois (“Ameren Illinois”) held on April 24, 2014 (each, its respective “Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

At Ameren’s Annual Meeting, the following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Warner L. Baxter	161,607,685	3,280,622	—	34,279,052
Catherine S. Brune	162,788,440	2,099,867	—	34,279,052
Ellen M. Fitzsimmons	162,843,836	2,044,471	—	34,279,052
Walter J. Galvin	162,790,277	2,098,030	—	34,279,052
Richard J. Harshman	162,812,017	2,076,290	—	34,279,052
Gayle P. W. Jackson	162,554,662	2,333,645	—	34,279,052
James C. Johnson	161,632,211	3,256,096	—	34,279,052
Steven H. Lipstein	162,260,317	2,627,990	—	34,279,052
Patrick T. Stokes	161,824,950	3,063,357	—	34,279,052
Thomas R. Voss	161,886,732	3,001,575	—	34,279,052
Stephen R. Wilson	162,817,804	2,070,503	—	34,279,052
Jack D. Woodard	162,136,850	2,751,457	—	34,279,052

Item (2): Non-Binding Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	154,807,961	7,158,176	2,922,170	34,279,052

Item (3): Approval of the 2014 Omnibus Incentive Compensation Plan

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	150,245,017	12,484,930	2,158,360	34,279,052

Item (4): Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	195,274,798	2,463,774	1,428,787	—

Item (5): Shareholder Proposal Regarding Having an Independent Board Chairman

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not approved	42,696,653	119,941,156	2,250,498	34,279,052

Item (6): Shareholder Proposal Regarding a Report on Lobbying

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not approved	49,362,573	84,974,123	30,551,611	34,279,052

Item (7): Shareholder Proposal Regarding a Report on Greenhouse Gas Emissions

This shareholder proposal, which was included in Ameren’s proxy materials, was withdrawn and was not voted upon at the Annual Meeting.

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Daniel F. Cole, Martin J. Lyons, Jr., Michael L. Moehn, Charles D. Naslund and Gregory L. Nelson. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Daniel F. Cole, Martin J. Lyons, Jr., Richard J. Mark and Gregory L. Nelson. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Gregory L. Nelson
Gregory L. Nelson
Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

/s/ Gregory L. Nelson
Gregory L. Nelson
Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

/s/ Gregory L. Nelson
Gregory L. Nelson
Senior Vice President, General Counsel and Secretary

Date: April 25, 2014